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                                                                   EXHIBIT 10.35

                                 AMENDMENT NO. 1
                              EMPLOYMENT AGREEMENT


               WHEREAS, ICN Pharmaceuticals, Inc. (the "Company") and Richard
A. Meier (the "Executive") entered into an Employment Agreement (the "Agreement") dated December 31, 1998;

               WHEREAS, the Company and the Executive now desire to amend the Agreement;

               NOW, THEREFORE, in consideration of the respective agreements of the parties contained herein, it is agreed as follows:

        Paragraph 2(a) - The first sentence shall be deleted in its entirety and should now read as follows:

               The Executive shall be employed as the Executive Vice President - Chief Financial Officer of the Company or such other senior executive capacity as may be mutually agreed to in writing by the parties.

        All other provisions of the Agreement remain in full force and effect.

        Executed this 14th day of April, 2000.

                                    ICN Pharmaceuticals, Inc.



ATTEST:                             By:
                                       ----------------------------------------
                                       Title: David C. Watt
                                              Executive Vice President, General
                                              Counsel and Corporate Secretary
- ---------------------------



                                    The "Executive"



                                    By:
                                       -----------------------------------------
                                       Richard A. Meier




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